SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                    MFB Corp.
                (Name Of Registrant As Specified In Its Charter)

                                    MFB Corp.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                    MFB CORP.
                             121 South Church Street
                            Mishawaka, Indiana 46544
                                 (219) 255-3146



                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                         To Be Held On January 19, 1999



     Notice is hereby given that the Annual Meeting of Shareholders of MFB Corp. (the "Holding Company") will be held at the McKinley Branch Office of MFB Financial at 411 W. McKinley Avenue, Mishawaka, Indiana 46545, on Tuesday, January 19, 1999, at 7:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of three directors of the Holding Company to serve three-year terms expiring in 2002, and one director to serve a two-year term expiring in 2001.

     2. Ratification of Auditors. Ratification of the appointment of Crowe, Chizek and Company LLP as auditors for MFB Corp. for the fiscal year ending September 30, 1999.

     3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on December 1, 1998, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended September 30, 1998, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.


                                              By Order of the Board of Directors



                                              /s/ Charles J. Viater
                                              Charles J. Viater, President and
                                              Chief Executive Officer


Mishawaka, Indiana
December 14, 1998



IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                    MFB CORP.

                             121 South Church Street
                            Mishawaka, Indiana 46544
                                 (219) 255-3146

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------
                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                January 19, 1999

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of MFB Corp. (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 7:00 p.m., Eastern Standard Time, on January 19, 1999, at the McKinley Branch Office of MFB Financial at 411 W. McKinley Avenue, Mishawaka, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of MFB Financial. This Proxy Statement is expected to be mailed to the shareholders on or about December 14, 1998.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (M. Gilbert Eberhart, 121 South Church Street, Mishawaka, Indiana 46544), (ii) submitting a duly executed proxy bearing a later date, or
(iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on December 1, 1998 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,463,917 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership at the Common Stock as of December 1, 1998, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.


                                                           Number of Shares
          Name and Address of                              of Common Stock                      Percent of
          Beneficial Owner (1)                           Beneficially Owned                      Class (2)
          --------------------                           ------------------                      ---------
   First Manhattan Co., General Partner                         100,000 (3)                        6.83%
     First Save Associates, L.P. and
     Second First Save Associates, L.P. (3)
   437 Madison Avenue
   New York, New York  10022

   Home Federal Savings Bank, Trustee                           134,399 (4)                        9.18%
   501 Washington Street
   Columbus, Indiana 47201

   John Hancock Mutual Life Insurance Company                    90,000 (5)                        6.15%
     John Hancock Subsidiaries, Inc.
     The Berkeley Financial Group
     John Hancock Advisers, Inc. (5)
   101 Huntington Avenue
   Boston, Massachusetts 02199

-----------

(1) The information in this chart is based on Schedule 13D and 13G reports filed by the above-listed persons with the Securities and Exchange Commission and subsequent communications from such persons. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings or communications.

(2) Based upon 1,463,917 shares of Common Stock outstanding which does not include options for 193,000 shares of Common Stock granted to certain directors, officers and employees of the Holding Company and MFB Financial.

(3) First Manhattan Co. is a securities broker and dealer and investment advisor. First Manhattan Co. is the general partner of each of the limited partnerships which own these shares. First Manhattan Co. has sole voting and dispositive power with respect to 93,883 of the shares listed above, and shared voting power with respect to 6,117 of those shares.

(4) These shares are held by the Trustee of the Holding Company's Employee Stock Ownership Plan. The employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.

(5) Sole voting and dispositive power with respect to these shares is held by John Hancock Advisers, Inc., a registered investment adviser. The other listed companies directly or indirectly control John Hancock Advisers, Inc.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of eight members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their principal domicile in St. Joseph County, Indiana, must have had a loan or deposit relationship with MFB Financial for a continuous period of 12 months prior to their nomination to the board, and non-employee directors must have served as a member of a civic or community organization based in St. Joseph County, Indiana for at least a continuous period of 12 months during the five years prior to their nomination to the Board. The nominees for director this year are Thomas F. Hums, Christine A. Lauber, Michael J. Marien, and Charles J. Viater, each of whom is a current director of the Holding Company. Mrs. Lauber was added to the Board of Directors in July, 1998, to fill a vacancy on the Board created by an increase in the number of directors of the Holding Company from seven to eight. She previously served as an Advisory Director of the Holding Company. If elected by the shareholders at the Annual Meeting, the terms of Messrs. Hums, Marien, and Viater will expire in 2002, and the term of Mrs. Lauber will expire in 2001.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.

                                                                       Director        Common Stock
                                                     Director of        of the         Beneficially
                                  Expiration of          MFB            Holding         Owned as of
                                     Term as          Financial         Company         December 1,      Percentage
Name                                Director            Since            Since           1998 (1)         of Class
------------------------------------------------------------------------------------------------------------------
Director Nominees:
------------------
Thomas F. Hums                        2002              1961             1994            30,139              2.06%
Christine A. Lauber                   2001              1998             1998               200(2)            .01%
Michael J. Marien                     2002              1987             1994            52,300(3)           3.54%
Charles J. Viater                     2002              1995             1995            53,716(4)           3.62%

Directors Continuing in Office:
-------------------------------
M. Gilbert Eberhart, DDS              2000              1979             1994            41,900(3)           2.84%
Jonathan E. Kintner, O.D.             2000              1977             1994            39,440(3)           2.67%
Marian K. Torian                      2001              1975             1994            25,400(5)           1.72%
Reginald H. Wagle                     2001              1982             1994            34,100(6)           2.31%
All directors and executive officers
as a group (11 persons)                                                                 343,779(7)          21.81%

-----------

(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the director nominees residing in their homes.

(2) Does not include 12,000 shares subject to a stock option granted under the MFB Corp 1997 Stock Option Plan (the "1997 Option Plan") which is not exercisable within 60 days of the Voting Record Date.

(3) Of these shares, 12,000 shares are subject to a stock option granted under the MFB Corp. Stock Option Plan (the "Option Plan") and 980 are held under MFB Financial's Recognition and Retention Plan and Trust (the "RRP").

(4) Includes 2,954 whole shares allocated to Mr. Viater under the MFB Financial Employee Stock Ownership Plan and Trust (the"ESOP") as of September 30, 1997, 1,262 whole shares allocated to his account under the MFB Financial Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan") as of October 31, 1998, and 22,000 shares subject to a stock option granted under the Option Plan. Does not include 50,000 shares subject to stock options granted under the Option Plan and the 1997 Option Plan which are not exercisable within 60 days of the Voting Record Date.

(5) Of these shares, 11,000 shares are subject to a stock option granted under the Option Plan, and 980 are held under the RRP.

(6) Includes 19,200 shares held jointly by Mr. Wagle and his spouse, 12,000 shares subject to a stock option granted under the Option Plan, and 980 shares held under the RRP.

(7) The total of such shares includes 112,000 shares subject to stock options granted under the Option Plan and the 1997 Option Plan, 7,300 shares which are held under the RRP, 12,652 shares allocated to such persons under the ESOP, and 2,378 shares allocated to such persons under the 401(k) Plan.

     Presented below is certain information concerning the directors and director nominees of the Holding Company:

     M. Gilbert Eberhart, DDS (age 64) has served as Secretary of MFB Financial since 1987. He is also a dentist based in Mishawaka.

     Thomas F. Hums (age 65) is retired and previously served as President and Chief Executive Officer of the Holding Company and MFB Financial.

     Jonathan E. Kintner, O.D. (age 55) is an optometrist based in Mishawaka.

     Christine A. Lauber (age 53) has served as a certified public accountant in private practice in South Bend, Indiana for more than the last five years.

     Michael J. Marien (age 50) is a Sales Representative with Signode Corporation, a division of ITW.

     Marian K. Torian (age 77) serves as the Holding Company's Chairman of the Board and has served as Chairman of MFB Financial and of MFB Financial Services, Inc. since 1977. She also served as a teacher with School City of Mishawaka.

     Charles J. Viater (age 44) has served as the President and Chief Executive Officer of the Holding Company and of MFB Financial since September 1, 1995. During the prior five years, he served as Executive Vice President and Chief Financial Officer of Amity Federal Savings (Tinley Park, Illinois) which was acquired by another financial institution in 1995.

     Reginald H. Wagle (age 56) has served as Vice President of Memorial Health Foundation since 1992. Until 1992, he was a free-lance political consultant and until 1991, he also served as District Director for the Office of United States Representative John P.
Hiler, Third Congressional District of Indiana.

     THE DIRECTORS WILL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

     During the fiscal year ended September 30, 1998, the Board of Directors of the Holding Company met or acted by written consent twelve times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee. All committee members are appointed by the Board of Directors.

     The Audit Committee, comprised of all members of the Board of Directors, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee held one meeting during the fiscal year ended September 30, 1998.

     The Stock Compensation Committee administers the Option Plan and the RRPs. The members of that Committee are Mrs. Torian and Messrs. Eberhart, Kintner, Marien and Wagle. It held one meeting during the fiscal year ended September 30, 1998.

     The Board of Directors nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended September 30, 1998, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by MFB Financial.

     The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the Holding Company and its subsidiaries for the last two fiscal years of the person who served as chief executive officer of the Holding Company during the fiscal year ended September 30, 1998 (the "Named Executive Officer"). There were no other executive officers of the Holding Company who earned over $100,000 in salary and bonuses during that fiscal year.


                           Summary Compensation Table
                                                                               Long Term Compensation
                                                 Annual Compensation                   Awards
Name                                                    Other                                   All
and                                                                 Annual     Restricted   Securities      Other
Principal                   Fiscal                                  Compen-       Stock     Underlying     Compen-
Position                     Year     Salary ($)(1)   Bonus ($)  sation($)(2)   Awards($)   Options(#)  sation($)(3)
--------------------------------------------------------------------------------------------------------------------
Charles J. Viater,           1998      $151,042       32,500          ---         ---        30,000 (4)   $25,193
     President and Director  1997      $136,858       12,000          ---         ---          ---         25,193
                             1996      $127,203          ---          ---         ---        10,000 (5)     4,750

(1)  Includes fees received for service on MFB Financial's Board of Directors.

(2) The Named Executive Officer of the Holding Company receive certain perquisites, but the incremental cost of providing such perquisites does not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.

(3) Includes MFB Financial's contributions to the MFB Financial Employee Stock Ownership Plan and Trust allocable to the Named Executive Officer.

(4)  These options vest at the rate of 20% per year commencing January 20, 1999.

(5)  These options vest at the rate of 20% per year commencing August 9, 1997.

Stock Options

     The following table sets forth information related to options granted during fiscal year 1998 to the Named Executive Officer.


                                     Option Grants - Last Fiscal Year
                                             Individual Grants
                                                % of Total
                                              Options Granted        Exercise or
                            Options            to Employees           Base Price            Expiration
     Name                Granted(#)(1)        In Fiscal Year         ($/Share)(2)             Date(3)
     ----                -------------        --------------         ------------             -------
Charles J. Viater            30,000                66%                 $26.75                 1/19/08

(1)  Options to acquire shares of the Corporation's Common Stock.

(2) The option exercise price may be paid in cash or with the approval of the Stock Option Committee in shares of the Corporation's Common Stock or a combination thereof. The option exercise price equaled the market value of a share of the Corporation's Common Stock on the date of grant.

(3) Mr. Viater's options become exercisable as to 6,000 shares on January 20, 1999, and become exercisable as to 6,000 additional shares on each anniversary of that date until January 20, 2003 when the options will be fully vested.

     The following table includes the number of shares covered by stock options held by the Named Executive Officer as of September 30, 1998. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock. The Named Executive Officer did not receive or exercise any stock options during the fiscal year.

        Outstanding Stock Option Grants and Value Realized As Of 9/30/98


                                       Number of Unexercised                   Value of Unexercised In-the-Money
                                     Options at Fiscal Year End                 Options at Fiscal Year End (1)
                                     --------------------------                 ------------------------------
     Name                          Exercisable      Unexercisable(2)           Exercisable        Unexercisable(2)
     ----                          -----------      ----------------           -----------        ----------------
Charles J. Viater                    22,000              38,000                  $87,000               $75,500

(1) Amounts reflecting gains on outstanding options are based on the average between the high and low prices for the shares on September 30, 1998, which was $20.50 per share.

(2) The shares represented could not be acquired by the Named Executive Officer as of September 30, 1998.

Employment Contracts

     MFB Financial has entered into a three-year employment contract with Mr. Viater, the Holding Company's Named Executive Officer. The contract extends annually for an additional one-year term to maintain its three-year term if the Board of Directors of MFB Financial determines to so extend it, unless notice not to extend is properly given by either party to the contract. Mr. Viater receives salary under the contract equal to his current salary subject to increases approved by the Board of Directors. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to MFB Financial's employees. Mr. Viater may terminate his employment upon sixty days' written notice to MFB Financial. MFB Financial may discharge him for cause (as defined in the contract) at any time or in certain events specified by OTS regulations. If MFB Financial terminates Mr. Viater's employment for other than cause or if Mr. Viater terminates his own employment for cause (as defined in the contract), he will receive his base compensation under the contract for an additional three years if the termination follows a change of control of the Holding Company (as defined below). In addition, during such period, he will continue to participate in MFB Financial's group insurance plans or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, Mr. Viater will have the right to cause MFB Financial to purchase any stock options they hold for a price equal to the fair market value (as defined in the contact) of the shares subject to such options minus their option price. Mr. Viater's employment may not be terminated by MFB Financial without cause. If the payments provided for in the contract, together with any other payments made to Mr. Viater by MFB Financial, are deemed to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause MFB Financial to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contracts if the three-year payment obligation were triggered under the contracts would be $420,000 to Mr. Viater. For purposes of this employment contract, a change of control of the Holding Company is generally an acquisition of control, as defined in regulations issued under the Change in Bank Control Act and the Savings and Loan Holding Company Act.

     The employment contracts provide MFB Financial protection of its confidential business information and protection from competition by Mr. Viater should he voluntarily terminate his employment without cause or be terminated by MFB Financial for cause. Similar contracts have been entered into with respect to three other executive officers of the Holding Company.

Compensation of Directors

     All directors of MFB Financial receive an annual fee of $4,000, plus a fee of $425 per Board meeting attended. Members of Board Committees, who are not employees of MFB Financial, are paid a separate fee of $30 per meeting. As Chairman of the Board of MFB Financial, Mrs. Torian receives additional directors' fees of $2,600 per year.

     Directors of the Holding Company are not currently paid directors' fees. The Holding Company may, if it believes it is necessary to attract qualified directors or otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees.

Transactions With Certain Related Persons

     MFB Financial has followed a policy of offering to its directors and executive officers real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

                     PROPOSAL II -- RATIFICATION OF AUDITORS

     The Board of Directors proposes for the ratification of the shareholders at the Annual Meeting the appointment of Crowe, Chizek and Company LLP, certified public accountants, as independent auditors for the fiscal year ended September 30, 1999. Crowe, Chizek and Company LLP has served as auditors for MFB Financial since 1977. A representative of Crowe, Chizek and Company LLP will be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended September 30, 1998, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner, except that (1) a Form 3 for Christine Lauber was filed approximately four months late, and (2) a Form 5 reporting the exercise by Thomas Hums of stock options for 1,000 shares was filed approximately two weeks late.
                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the Holding Company's proxy statement, must be received at the main office of the Holding Company no later than 120 days in advance of December 14, 1999. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 121 South Church Street, Mishawaka, Indiana, 46544.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.


                                              By Order of the Board of Directors



                                              /s/ Charles J. Viater
                                              Charles J. Viater, President and
                                              Chief Executive Officer

December 14, 1998

|X|      PLEASE MARK VOTES                REVOCABLE PROXY
         AS IN THIS EXAMPLE                     MFB CORP.

ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 19, 1999

     The undersigned hereby appoints Michael J. Portolese and Timothy C. Boenne, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of MFB Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the McKinley Branch Office, 411 W. McKinley Avenue, Mishawaka, Indiana, on Tuesday, January 19, 1999, at 7:00 P.M., and at any and all adjournments thereof, as follows:









-------------------------------------------------------------------------------
Please be sure to sign and                          | Date                    |
date this Proxy in the box                          |                         |
below.                                              |                         |
                                                    |                         |
-------------------------------------------------------------------------------


Shareholder sign above                               Co-holder (if any) sign
                                                     above
---------------------------------------------------  --------------------------

                                                   For      With-   For All
                                                            hold    Except
1.    The election as directors of                 |_|      |_|       |_|
      Thomas F. Hums, Michael F.
      Marien, and Charles J. Viater each
      for a three-year term and Christine
      A. Lauber for a two-year term
      (except as marked to the contrary below).

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

                                                   For   Against     Abstain

2.       Ratification of the appointment of        |_|     |_|         |_|
         Crowe Chizek & Co. as audi-
         tors for the fiscal year ending
         September 30, 1999.

     The Board of Directors recommends a vote "FOR" each of the listed propositions.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This proxy may be revoked at any time prior to the voting thereof.

     The undersigned acknowledges receipt from MFB Corp., prior to the execution of this proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

 ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                                    MFB CORP.

--------------------------------------------------------------------------------
     Please sign as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

--------------------------------------------------------------------------------